EXHIBIT 10.21

                         THE UNITED ILLUMINATING COMPANY
                        1996 LONG-TERM INCENTIVE PROGRAM



I.       PURPOSE

         The purpose of The United Illuminating Company 1996 Long-Term Incentive

         Program  is  (i)  to  promote  the  long-term  success  of  The  United

         Illuminating  Company by attracting,  retaining and providing financial incentives to key  employees who are in a position to make  significant contributions toward that success,  (ii) to link the interests of these key  employees  to the  interests  of the  shareholders,  and  (iii) to encourage these key employees to maintain proprietary  interests in the

         Company and achieve extraordinary job performance levels.

II.      DEFINITIONS

         When  used  herein,   each  of  the  following  terms  shall  have  the

         corresponding  meaning  set forth below  unless a different  meaning is plainly required by the context in which a term is used:

                 "Board" shall mean the Board of Directors of the Company.

                  "Common Stock Performance" shall mean a value determined pursuant to the formula prescribed in Section V(c) hereof.

                  "Company" shall mean The United Illuminating Company and/or any subsidiaries adopting the Program with approval of the Board.

                  "Contingent Performance Shares" shall mean a number of share units, each equivalent to one share of the Company's Common Stock, credited to a Participant's Performance Share Account on a conditional basis at the beginning of a Performance Period, pursuant to Section V(a) hereof.



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                  "Effective  Date" shall mean  January 1, 1996;  the date as of which the first Performance Period commenced and Contingent Performance Shares were granted to Participants and the Program became effective.

                  "Key Employees" shall mean those employees of the Company who are identified by the Board as being in a position to make significant contributions to the growth and long-term success of the Company.

                  "Long-Term Incentive Award" shall mean an award earned by a Participant pursuant to Section V(c) hereof.

                  "Market Price" shall mean the average of the closing prices (or bid prices if no closing prices are available) of the stock in question as reported on the composite tape for New York Stock Exchange listed securities (or other comparable source for securities not listed on the New York Stock Exchange), during the applicable full calendar month.

                  "Minimum Stock Ownership Requirement" means a number of shares of the Company's Common Stock that the Board determines, from time to time, should be owned beneficially by a person holding a specified officership position in the Company. A Performance Share shall be deemed to be a beneficially-owned share of Common Stock for purposes of satisfying an officer's Minimum Stock Ownership Requirement.

                  "Participant" shall mean a Key Employee who is selected for participation in the Program for a specific Performance Period pursuant to Section V(b) hereof.

                  "Peer Group" shall mean those comparable companies that are selected by the Board as members of a comparison group for a Performance Period, pursuant to Section V(b) hereof.

                  "Performance Period" shall mean a three-year period over which the Company's Common Stock Performance will be measured and the Participant's Long-Term Incentive Award may be earned. An initial three-year Performance Period commenced on the Effective Date, and a new three-year "Performance Period" will commence on January 1, 1997 and every year thereafter to and including the Termination Date. Performance Periods will overlap.

                  "Performance Share" means a share unit, equivalent to one share of the Company's Common Stock, credited to a Key Employee's Performance Share Account.




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                  "Performance  Share  Account"  means the  unfunded  memorandum account maintained by the Company to record the credits of Contingent Performance Shares and Performance Shares with respect to a Key Employee.

                  "Performance Share Value" on a particular date means the average of the high and low per share sale prices of the Company's Common Stock on the New York Stock Exchange, as reported on the composite tape or, if there is no sale on such date, then such average price on the last previous date on which a sale is reported.

                  "Performance Shares Earned Percentages" shall mean the percentages applicable to potential percentile rankings of the Company's Common Stock Performance among the Common Stock Performances of the Peer Group for a Performance Period, for purposes of calculating Long-Term Incentive Awards, determined pursuant to Section V(c) hereof.

                  "Program" shall mean The United Illuminating Company 1996 Long-Term Incentive Program.

                  "Termination Date" shall mean January 1, 2005; the date as of which the last Performance Period will commence, the last Contingent Performance Shares may be granted to Participants and the Program terminates with respect to the further granting of Contingent Performance Shares.

                  The "Total Shareholder Return" on a share of a Company's Common Stock for a Performance Period means a sum of money calculated by the following formula (with appropriate adjustment for changes in capital structure due to stock dividends, stock splits, recapitalizations, mergers or other events having a significant distorting effect):

                  1) subtracting the Market Price of a share of such Common Stock for the last full calendar month prior to the beginning of the Performance Period from the Market Price of a share of such Common Stock for the last full calendar month of the Performance Period; and

                  (2) adding to the positive or negative result obtained in step (1) the sum of all cash dividends declared by the Company with respect to a share of its Common Stock during the Performance Period.




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III.     ADMINISTRATION OF THE PROGRAM

         The Program  shall be  administered  by the Board.  The Board may adopt rules and  practices  for  carrying  out the  Program and may take such action in the  administration  of the Program not inconsistent with the terms  hereof as it shall deem  appropriate.  Such rules and  practices shall be considered as incorporated into this Program by reference. All questions of interpretation and construction of the Program, and of the existence  and extent of any rights  arising by reason of the  Program,

         and of the intent and meaning of the  provisions  of any  instrument or document  used in connection  with the Program,  shall be determined by the Board.  The Board shall determine (i) the eligibility  requirements and the  identity of the  Participants,  if any,  for each  Performance

         Period;  (ii)  the  Contingent   Performance  Shares  grants  for  each

         Performance  Period;  (iii) the Peer Group for each Performance Period;

         (iv) the Performance  Shares Earned  Percentages  for each  Performance

         Period; (v) the Long-Term Incentive Awards for each Performance Period;

         and (vi) such  other  matters as may be  necessary  or  appropriate  in connection  with the  administration  of the Program  consistent and in accordance with the provisions  hereof.  The Board may delegate some or all  of its  authority  with  respect  to the  Program  to a  Committee appointed by the Board.  No member of the Board or  Committee  who is a

         Participant in the Program shall vote on, act upon or decide any matter relating to such member or such member's  rights or benefits  under the

         Program.




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IV.      SELECTION OF PARTICIPANTS

         During  the  initial  Performance  Period,  and  at  or  prior  to  the commencement of the fourth month of each subsequent Performance Period,

         after  having  received  the  recommendations  of the  Chief  Executive

         Officer of the  Company,  the Board may,  but shall not be required to,

         identify one or more persons as Key Employees and select one or more of such Key Employees as Participants in the Program for that  Performance

         Period.  No person shall at any time have a right to be identified as a

         Key Employee or selected as a Participant  for any  Performance  Period nor, having been so identified and selected for one Performance Period,

         shall such person have a right to be  identified  as a Key  Employee or selected as a Participant for any other  Performance  Period.  The fact that a  person  is  identified  as a Key  Employee  and  selected  as a

         Participant for any Performance  Period shall not mean that such person

         will  necessarily   receive  a  Long-Term   Incentive  Award  for  that

         Performance Period.


V.       GRANTING  OF   CONTINGENT   PERFORMANCE   SHARES;   DETERMINATION   OF
         PARTICIPANTS' LONG-TERM INCENTIVE AWARDS; REINVESTMENT OF PERFORMANCE SHARE DIVIDENDS

          (a)  During the  initial  Performance  Period,  and at or prior to the commencement of the fourth month of each  subsequent  Performance

               Period,  the Board will grant to each  Participant in the Program for that  Performance  Period a number of Contingent  Performance

               Shares as a part of, or all of, the Participant's  contingent and performance-based compensation.



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          (b)  During the  initial  Performance  Period,  and at or prior to the commencement of the fourth month of each  subsequent  Performance

               Period for which the Board selects one or more Participants,  the

               Board will  select a Peer  Group of  comparable  companies.  When selecting  the  membership  of a  Peer  Group  for a  Performance

               Period,  the Board shall not be bound by any decisions  regarding the  composition  of any  Peer  Group  selected  for a  prior  or overlapping Performance Period.

          (c)  As soon as practicable after the end of each Performance  Period,

               the Long-Term  Incentive Award earned by each  Participant in the

               Program for such  Performance  Period will be  determined  by the

               Board and accounted for as follows:

               (A) The Company's Common Stock Performance shall be ranked among the Common  Stock  Performances  of the Peer Group for that

               Performance  Period.  The Common Stock  Performance  of a company shall be measured by dividing the Total  Shareholder  Return on a share of such  company's  Common  Stock by the Market  Price of a share of such  company's  Common  Stock for the last  full  month

               prior  to  the   beginning  of  the   Performance   Period  (with

               appropriate  adjustment  for changes in capital  structure due to stock  dividends,  stock  splits,  recapitalizations,  mergers or other events having a significant distorting effect).

               (B) Using the  percentile  ranking of the Company's  Common Stock

               Performance  among  the  Common  Stock  Performances  of the Peer

               Group,  each  Participant  shall be  determined  to have earned a

               Long-Term  Incentive Award  consisting of a number of Performance




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               Shares equal to the whole  number  nearest to the product of such

               Participant's  Contingent  Performance Shares for the Performance

               Period  multiplied by the  applicable  Performance  Shares Earned

               Percentage for that Performance  Period.  The Performance  Shares

               Earned   Percentages  for  the  three-year   Performance   Period

               beginning January 1, 1996 (and for subsequent Performance Periods if the Board  takes no action to change the  percentages)  are as follows:

               Percentile Rank
               of Company among                               Performance Shares
              Peer Group Companies                            Earned Percentages
              --------------------                            ------------------

                  Below 30                                                0
                  30th +                                                15%
                  40th +                                                25%
                  50th +                                                50%
                  60th +                                                65%
                  70th +                                                80%
                  80th +                                                90%
                  90th +                                               100%

                    No  Long-Term   Incentive  Awards  will  be  earned  if  the

                    Company's Common Stock  Performance  ranks below the minimal percentile performance threshold for the Performance Period.

                    The  Board  may  change  the   Performance   Shares   Earned

                    Percentages   scale,   including   the  minimal   percentile

                    performance   threshold,   for  any  subsequent  Performance

                    Period.




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               (C) The Performance  Share Account of each  Participant  shall be

               credited  with  the  number  of  such   Participant's   Long-Term

               Incentive Award Performance Shares.


          (d)  In the event of any change in the number of outstanding shares of the Company's Common Stock by reason of a stock dividend or stock split,  recapitalization,  merger, consolidation,  combination or exchange of shares,  stock issue,  or other  similar  event,  the

               Board  may make such  adjustments  as it deems  equitable  in the number of Contingent Performance Shares and/or Performance Shares

               in the  Performance  Share Accounts of the  Participants  to give effect to the change in the number of outstanding shares.

          (e)  If a Participant's  employment is terminated due to death,  total disability,  or  retirement  prior  to the  end of a  Performance

               Period, the Participant or his or her estate shall be entitled to receive a pro-rata  share of the Long-Term  Incentive  Award that would have been  earned by such  Participant  if  employment  had continued to the end of the  Performance  Period.  Proration of a

               Long-Term Incentive Award in such an event shall be calculated by multiplying  the  Long-Term  Incentive  Award deemed  earned by a fraction,  the  numerator of which will be the number of calendar months that have been  completed  during the  Performance  Period prior to the termination of the Participant's  employment and the denominator  of which will be the total  number of  months,  both completed  and  uncompleted,  in  the  Performance  Period.




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               If a Participant's  employment is terminated for any reason other than  those  described  above,  the  Participant's  right  to any

               Long-Term  Incentive  Award for any  Performance  Period  then in

               progress   will  be  forfeited,   unless  the  Board   determines

               otherwise.

          (f)  On each  dividend  payment  date with  respect  to the  Company's

               Common Stock, the Performance  Share Account of each Key Employee shall  be  credited  with  an  additional  number  of  whole  and fractional  Performance  Shares,  computed to one decimal  place,

               equal to the  product of the  dividend  per share  then  payable,

               multiplied by the number of  Performance  Shares then credited to share sale prices of the  Company's  Common Stock on the New York

               Stock  Exchange,  as  reported  on the  composite  tape,  on such dividend  payment date or, if there is no sale on such date, then such average  price on the last  previous date on which a sale is reported.

VI.      PAYMENT FOR LONG-TERM INCENTIVE AWARD PERFORMANCE SHARES

          (a)  An  employee  of the  Company  shall have the right to be paid in cash the  Performance  Share Value of one or more, or all, of the

               Performance Shares in his or her Performance Share Account at any

               time and/or from time to time; PROVIDED, HOWEVER, that no officer of the Company may request payment of the Performance Share Value of a  Performance  Share that is  required  to satisfy his or her

               Minimum Stock Ownership Requirement;  AND PROVIDED, FURTHER, that if the employee  requesting  payment is an officer of the Company who  has  not  satisfied  his  or  her  Minimum  Stock  Ownership




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               Requirement  on the date that he or she requests  payment,  he or she shall have the right to be paid the  Performance  Share Value of  not  more  than  fifty  per  cent  (50%)  of  the  number  of

               Performance  Shares in his or her  Performance  Share Account.  A

               request  for  payment  of  the  Performance  Share  Value  of any

               Performance  Share shall be made to the Treasurer of the Company;

               and the Performance  Share Value of said Performance  Share shall be  calculated as of the date that the request is received in the office of the  Treasurer.  The payment of the  Performance  Share

               Value of a Performance Share shall cancel such Performance Share.

          (b)  The Performance  Share Value of all of the Performance  Shares in

               an employee's  Performance Share Account on and as of the date of termination of his or her employment for any reason shall be paid to the employee, or his or her personal representative,  on or as soon as practicable following such employment termination date.

VII.     MISCELLANEOUS

         (a)      Assignments and Transfers.

                  The rights and interests of an employee  under the Program may not be assigned, encumbered, or transferred; provided however,



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                  that in the  event of an  employee's  death,  any sum  payable hereunder  shall be paid to the executor or  administrator  of the Participant's estate.

         (b)      Program Creates No Employment Rights.

                  Neither the  establishment of the Program nor any action taken thereunder  shall be  construed  as  creating  a  contract  of employment, or as a term or provision of any such contract, or as giving any  employee any right to be retained in the employ of the Company.

         (c)      Nature of Participant's Interest.

                  Any sum  payable  to a  Participant  under the  Program  shall constitute  solely  a  general,  unsecured  liability  of  the

                  Company,  payable  exclusively  out of the  Company's  general assets;  and in no event  shall the  Company be  obligated  to segregate  any funds or assets to secure  the  payment  of any such sum. No action  pursuant to the Program shall confer upon any person any right,  title, or interest in any assets of the

                  Company.

         (d)      Amendment, Suspension or Termination of Program.

                  The Board may amend,  suspend or terminate  the Program at any time;  provided,  however,  that once a Performance Period has commenced,  except  as  provided  in  Section  VII(e)  hereof,

                  Sections V and VI hereof  shall  remain in effect with respect

                  to  the  Contingent   Performance   Shares  granted  for  that

                  Performance Period.

         (e)      Change of Circumstances.

                  In the event of a corporate change of control, reorganization,

                  merger or other event making it difficult  or  impractical  to continue  the  Program,  the Board may (1) revoke the grant of




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                  outstanding  Contingent Performance Shares, (2) accelerate the earning of Long-Term  Incentive Awards, or (3) take such other action as it may determine to be appropriate.

         (f)      Applicable Law.

                  The   interpretation   of  the   provisions   hereof  and  the

                  administration of the Program shall be governed by the laws of

                  Connecticut.

                                           Adopted by the Board on

                                           June 24, 1996

                                           Kurt Mohlman

                                           Treasurer & Secretary



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